EXHIBIT 99.1

Mawson Infrastructure Group Inc. Announces Monthly Operational Update for August 2024

Digital Colocation Revenue up 166% Y/Y from August 2023 and 25% M/M from July 2024
Total Monthly Revenue up 27% M/M from July 2024
Expanded into Artificial Intelligence (AI) and High-Performance Computing (HPC) Colocation Business
Executed AI Customer Colocation Agreement for 20 MW for 6-years to colocate NVIDIA GPUs, Expected to Generate Cumulative Revenue Potential of $285 Million1
Signed AI Customer Colocation LOI for AI and HPC Expansion to 144 MW
Expanded to Ohio with 24 MW Planned Capacity, Expected to Increase Total Capacity to 153 MW Upon Completion

MIDLAND, Pa., Sept. 16, 2024 (GLOBE NEWSWIRE) -- Mawson Infrastructure Group Inc. (NASDAQ: MIGI) (“Mawson” or “the Company”), a publicly-traded technology company focused on digital infrastructure platforms for artificial intelligence (AI), high-performance computing (HPC), and digital assets markets, today announced its unaudited business and operational update for August 2024.

Rahul Mewawalla, CEO and President said, “We are excited about another month of significant progress, including delivering 166% year-over-year revenue growth and 25% month-on-month revenue growth in our digital colocation business, along with delivering 27% month-on-month growth in our overall business revenue. We are pleased with the recent expansion of our business into artificial intelligence (AI) and high-performance computing (HPC) colocation markets, and our recent announcement of our signing a 6-year AI customer colocation agreement to enable the future acceleration of AI and HPC. Our expansion into Ohio further enhances our footprint in the PJM market, the largest wholesale competitive electric market in North America, and amongst the most attractive markets in our view for AI (artificial intelligence) and HPC (high-performance computing). Moreover, we are extremely proud of our carbon-free and sustainable energy approach, including nuclear energy. We expect AI to drive a surge of demand for digital infrastructure platforms over the next 5 years, and for increased compute capacity to be a critical driver and a strategic imperative for the broader technology industry moving forward.”

Unaudited financial and operational highlights for August 2024:

  Digital Colocation Monthly Business Revenue up 166% Y/Y and up 25% M/M to $3.43 million
  Overall Monthly Revenue up 27% M/M from July 2024 to about $4.44 million
  Energy Management Monthly Business Revenue of $0.79 million and Self Mining Bitcoin Monthly Business Revenue of $0.22 million
  Expanded into AI (artificial intelligence) and HPC (high-performance computing) colocation markets
  Recently executed an AI / HPC colocation agreement for 20 MW to colocate AI customer NVIDIA GPUs, Expected to Generate Cumulative Revenue Potential of $285 Million1
  Signed separate non-binding LOI with the AI / HPC colocation customer to potentially expand to 144 MW
  Secured lease amendment on 24 MW facility in Ohio for an extended total term of 9 years, including elective options, through April 2033 and commenced construction on the 24 MW facility in Ohio, and extended lease on 120 MW facility in Midland, Pennsylvania expanding presence across Pennsylvania and Ohio, and the PJM market which is North America’s largest competitive and deregulated wholesale power market
  Mawson is inviting AI/HPC partners to discuss opportunities to collaborate on the deployment of NVIDIA GPUs and other high-performance and accelerated computing solutions

1 Revenue subject to change depending on operating capacity ramp up timeframes as well as potential colocation rate updates every two years as per the Agreement

Company Presentation Update

Mawson has made available an updated Company Overview Presentation about the company’s strategic approach and its businesses at its corporate website at https://www.mawsoninc.com

Conferences and Events Update

Mawson has planned for its CEO and President, Rahul Mewawalla to join the following upcoming conferences and events. Please contact IR@Mawsoninc.com for further information.

  Token 2049 in September 2024 in Singapore
  World Summit Artificial Intelligence (AI) in October 2024 in Amsterdam, Netherlands
  Bitcoin Europe in October 2024 in Amsterdam, Netherlands
  Money 20/20 in October 2024 in Las Vegas, Nevada
  Pacific Bitcoin in October 2024 in Los Angeles, California
  Money 20/20 in October 2024 in Las Vegas, Nevada
  Tech & AI Live in November 2024 in New York, NY

About Mawson Infrastructure

Mawson Infrastructure Group (NASDAQ: MIGI) is a technology company providing next-generation infrastructure platforms for AI, HPC, and digital assets. Our innovation, technology, and operational expertise enables us to operate and optimize digital infrastructure to accelerate the digital economy including artificial intelligence, high-performance computing solutions, and digital assets using a Carbon-Free energy approach.

For more information, visit: https://www.mawsoninc.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Mawson cautions that statements in this press release that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon Mawson’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the possibility of Mawson’s need and ability to raise additional capital, the development and acceptance of digital asset networks and digital assets and their protocols and software, the reduction in incentives to mine digital assets over time, the costs associated with digital asset mining, the volatility in the value and prices of digital assets and cryptocurrencies, further or new regulation of digital assets, the evolution of AI and HPC market and changing technologies, the slower than expected growth in demand for AI, HPC and other accelerated computing technologies than expected, the ability to timely implement and execute on AI and HPC digital infrastructure, and the ability to timely complete the digital infrastructure build-out in order to achieve its revenue expectations for the periods mentioned. More detailed information about the risks and uncertainties affecting Mawson is contained under the heading “Risk Factors” included in Mawson’s Annual Report on Form 10-K filed with the SEC on April 1, 2024, and Mawson’s Quarterly Report on Form 10-Q filed with the SEC on August 21, 2023, November 13, 2023, May 15, 2024, August 19,2024, and in other filings Mawson has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Mawson undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

For more information, visit us at https://www.mawsoninc.com

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